UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2016

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As result of the early adoption of ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes during the first quarter of fiscal year 2016, WGL Holdings, Inc. (WGL) and Washington Gas Light Company (Washington Gas) are recasting certain information with respect to the Annual Report on Form 10-K for the year ended September 30, 2015 (the “2015 Form 10-K”) that was filed with the Securities and Exchange Commission (SEC) as of November 19, 2015. ASU 2015-17 amends the requirements to separately classify deferred income tax liabilities and assets into current and noncurrent amounts on a classified balance sheet and requires all deferred income tax liabilities and assets to be offset by taxing jurisdiction and classified as noncurrent. WGL and Washington Gas applied ASU 2015-17 retrospectively. As a result of the retrospective adoption, $32.8 million and $24.7 million were reclassified from "Current Assets-Deferred income taxes" to "Deferred Credits-Deferred income taxes" on WGL's and Washington Gas' September 30, 2015 balance sheets, respectively, and $26.7 million and $22.9 million were reclassified from "Current Assets-Deferred income taxes" to "Deferred Credits-Deferred income taxes" on WGL's and Washington Gas' September 30, 2014 balance sheets, respectively. The Items in the 2015 Form 10-K that have been recast to reflect these reclassifications are presented in Exhibits 99.1 and 99.2 to this Form 8-K.

The information included in this Form 8-K and related exhibits is presented for informational purposes in connection with the reporting changes described above and does not represent an amendment or restatement of previously issued financial statements.  This Form 8-K and the related exhibits do not modify or update the disclosures in the 2015 Form 10-K in any way, nor do they reflect any subsequent information or events, other than as described above. This Form 8-K and the related exhibits should be read in conjunction with the 2015 Form 10-K and any documents filed by WGL or Washington Gas with the SEC subsequent to the 2015 Form 10-K, including our Quarterly Report on Form 10-Q for the quarter ended December 31, 2015, filed with the SEC on February 5, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)   Exhibits
Exhibits Filed Herewith:

Exhibit No.	Description
23	Consent of Deloitte & Touche LLP
99.1	Selected Financial Data
99.2	Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Labels Linkbase Document
101.PRE	XBRL Presentation Linkbase Document
101.DEF	XBRL Definition Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)
Date: March 16, 2016	/s/ William R. Ford
William R. Ford
Vice President & Chief Accounting Officer
(Principal Accounting Officer)